EXHIBIT 10.23W

Pages where confidential treatment has been requested are stamped “Confidential Treatment

Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

THIRTIETH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This THIRTIETH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”). This Amendment shall be effective as of January 1, 2013 (the “Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

In connection with Customer’s migration to CSG’s Advanced Convergent Platform (“ACP”), CSG shall provide Customer with a dedicated environment which will consist of the common code base more particularly described in the Custom Roadmap as provided in the Agreement and shall not include any additional CSG Products and Services not identified in the Agreement (“Cycle D”). Customer desires to receive, and CSG agrees to provide, the ****** *** ******** ** ***** *** ********** ** *** **** *** ******** ** ***** *** ********** ********** **** Customer’s business priorities.

1.	The Parties agree that Customers’ use of Cycle D is based upon and subject to the following assumptions and conditions:

(a)	Shared third party products and vendor services, including but not limited to ****** ***, financial institutions, electronic funds transfer (“EFT”), credit card, regulatory, or United States Postal Services (for purposes of this Amendment, “Third Party Vendor Products and Services”), will be handled in Cycle D as they were in Cycle E. In addition, Third Party Vendor Products and Services will require separate necessary deployment of functionality in conjunction with, and as regularly scheduled for in, the Cycle A/B release.

(b)	The fees agreed to in this Amendment for ***** ** **** ******** for Customer’s Integrated Operations Testing (“IOT”) environments (QT04/QT05/QT07) and Cycle D production environments are based upon the Products and Services provided by CSG as of the Effective Date of this Amendment.

2.	Parties agree that Customer shall have the ***** ** ***** **** ******** only, subject to the following conditions:

(a)	Customer shall provide written notice of the desire to ******** *** ***** *** * ******* ***** **** ** less than *******-**** **** **** prior to the ***** */* ********** *******. Customer shall include projected ***** for the ********* ******** ****** within its notice for the IOT environments as well as the Cycle D production environment. Upon Customer providing notice as described in this subsection, the parties shall mutually agree to a ********* ******** ******* **** during the *******-**** **** **** prior to the ***** */* ********** *******. “******** ******” shall mean the ********* from the ***** ******** ** *** ******* **** in IOT environments until ******** ***** *** ******* **** **** **********.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(b)	CSG reserves the right to review and approve Cycle D support and maintenance system changes for code fixes to production during the ******** ******. Depending on the code fix, CSG may need to apply the fix to the ******* ********** ******* that Customer *** *** ** ******* ** ****-**** the fix to the ***** ******* **** ******** ** ******* ** **********. In the event that CSG does not ******* the request to apply the fix to *** ******* **** ******** ** ******* ** **********, CSG and Customer agree to follow the escalation process outlined in Section 23, entitled “Escalation” of the Agreement, to resolve the matter.

(c)	Customer shall implement *** ******* ******* ** ********** **** ****** ** ***** ******** into all IOT environments within *** *** ***** of the **** ******* ** ***** */* ********** **** being ******** into Cycle D.

(d)	Customer shall implement *** ******* ******* ** ***** */* ********** **** ****** ** ***** ******** into the Cycle D production environment within *****-**** **** **** of the */* ******* ********** ****.

(e)	******** that are subject to a ******** ****** (each a “******** *******”) in accordance with this Amendment shall *** ** *********** ** ***** * ********** *********** sooner than ******** **** **** ***** *** ********* ******* ********** **** for Cycle A/B.

(f)	CSG agrees that Customer has the right to ******* *** ******** **** ***** ******* **** *** ***** **** ***** ******* to allow for ********** consistent with Customer’s business priorities.

(g)	Except with respect to the ******** ******** described in Section 2(f) above, the Cycle D production environment shall not be **** **** *** ******* ****** ** ****** ****** *** ***** */* **** ****.

(h)	The ******** **** ***** ******* shall be *********** into the IOT environments and the Cycle D production environment ** ***** **** ******** *** ****.

(i)	Priority/Severity 3 or lower production issues will not be addressed during any ******** ****** in Cycle D and IOT environments. Production issues resolved during any ******** ****** will be applied to ***** */* **** to be *********** **** ***** * ****** ******* into production. Priority/Severity 1 or 2 production issues found in Cycle D during the applicable ******** ****** that require code changes will be performed on an issue by issue basis for implementation in Cycle D. ******* ******* **** issues discovered and code *********** ** *** *** ******* ***** */* **** will also be applied to Customer’s applicable IOT environments prior to release and shall also be delivered to production once the ****** ******* *** **** *********** ** ***** *.

(j)	Incident Report (“IR”) support throughout the ******** ****** will be analyzed and handled on an individual time and materials basis for the standard rate of Annual Support Hours. CSG will make available to Customer a list of known ******* *** *** ********** ********* *** ********* *** ******.

(k)	CSG and Customer agree that ******** ***** ** ***** **** ******** may require additional Annual Support Hours, which may exceed ***** ***** *** ******* *******. Customer may request detail of Annual Support Hours charged to understand the hours billed to Customer.

(l)	The CSG standard implementation and validation process for code release installs will be performed during the Cycle D implementation.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(m)	CSG shall provide a Delivery Manager to assist with the management of *** ****** ***** *** ******** ********. CSG may invoice Customer for services actually provided by such Delivery Manager at the ASH rate.

(n)	Customer agrees to provide CSG with written notice of any Priority/Severity 1 issues, defined in the Agreement, applicable to the ***** * ********** ******* ***** ** ******* ** **********. In the event that Customer and CSG agree that a Priority/Severity 1 issue exists ***** ** ******* ** *** ***** * ********** ***********, CSG agrees *** ** ********* *** **** **** ********** ***** *** ******** * ***** ** ******** ** ******* ** * ******** * ** * *****. In the event that Customer and CSG do not mutually agree as to the severity level or resolution of the issue, CSG and Customer agree to resolve the matter by following the process outlined in Section 23, entitled “Escalation” in the Agreement. The obligations provided herein shall not be exclusive to any other provisions relating to the parties for Priority/Severity issues resolution.

3.	Schedule H, entitled “CSG Systems, Inc. Business Continuity/Disaster Recovery Plan” will only apply to CSG production systems running on the ********** *** ********** **** ********** ** ******** ** *** **** ** ******** ** ******** ********.

4.	CSG and Customer agree to amend Schedule F, Fees, CSG Services, Section I, entitled “Processing,” subsection E.4, entitled “Database Maintenance and Programming Request,” as follows:

Description of Item/Unit of Measure	Frequency	Fee
2) ******** **** ***** * ******** ******* **** ******* ******** ** *****	******* thru ****	$	*********

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.		CSG SYSTEMS, INC.

By:	/s/ Michael K. McClaskey	By:	/s/ Joseph T. Ruble

Name:	Michael K. McClaskey	Name:	Joseph T. Ruble

Title:	Senior Vice President and Chief Information Officer	Title:	EVP, CAO & General Counsel

Date:	11/29/12	Date:	30 Nov 2012